Exhibit 99.1

0 BUILDING A STRONG GROWTH COMPANY Ronald E. Logue Chairman and Chief Executive Officer Lehman Financial Services Conference 20 May 2008

1 Annual Shareholders v02 Building a Strong Growth Company Achieving 2007 Goals Positioning for Future Growth Updating Financials Continuing the Momentum Agenda

2 Annual Shareholders v02 This presentation contains forward-looking statements as defined by United States securities laws, including statements about our financial goals and expectations, strategic objectives, financial and industry outlook and business environment, as well as about integration, cost savings and other results and benefits of our July 2007 acquisition of Investors Financial Services Corp. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street’s expectations or beliefs as of any date subsequent to the date of this presentation. Important factors that may affect future results and outcomes include: State Street’s ability to integrate acquisitions into its business, including the acquisition of Investors Financial Services Corp.; the level and volatility of interest rates, particularly in the U.S., Europe, and Asia-Pacific region; the performance and volatility of securities, currency and other markets in the U.S. and internationally; and economic conditions and monetary and other governmental actions designed to address those conditions; the liquidity of the US and International securities markets, particularly the markets for fixed income securities, including asset-backed commercial paper, and the liquidity requirements of State Street’s customers; State Street’s ability to estimate the f air value f or securities in its investment securities portfolio, particularly given the current market conditions for many of these securities; the credit quality and credit agency ratings of the securities in State Street’s investment securities portfolio, a deterioration or downgrade of which could lead to other than- temporary impairment of the respective securities and the recognition of an impairment loss; State Street’s ability to attract non-interest bearing deposits and other low-cost funds; the possibility that changes in market conditions or asset performance may require any off-balance sheet activities, including our asset-backed commercial conduits, to be consolidated into our financial statements, requiring the recognition of associated losses, if any; the results of litigation and similar disputes and, in particular, the effect that any current or potential results may have on the reputation of State Street or of State Street Global Advisors (“SSgA”) and State Street’s ability to attract and retain customers, and the possibility that the ultimate costs of the legal exposure associated with certain of SSgA’s actively managed fixed-income strategies may exceed or be below the level of the related reserve, in view of the uncertainties of the timing and outcome of litigation, and the amounts involved; the possibility of further developments of that nature that previously gave rise to the legal exposure associated with SSgA’s actively managed fixed-income and other investment strategies; the performance of, and demand f or, the products State Street offers; the competitive environment in which State Street operates; the enactment of legislation and changes in regulation and enforcement that impact State Street and its customers, as well as the effects of legal and regulatory proceedings, including litigation; State Street’s ability to continue to grow revenue, control expenses and attract the capital necessary to achieve its business goals and comply with regulatory requirements; State Street’s ability to manage systemic risks and control operating risks; State Street’s ability to obtain quality and timely services from third parties with which it contracts; trends in the globalization of investment activity and the growth on a worldwide basis in financial assets; trends in governmental and corporate pension plans and savings rates; changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact State Street’s consolidated financial statements; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due. Other important f actors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008 and its subsequent SEC filings. State Street encourages investors to read these filings, particularly the sections on Risk Factors, f or additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 20, 2008, and State Street will not undertake efforts to revise those forward-looking statements to reflect events after this date. Reminder

ACHIEVING 2007 GOALS

4 Annual Shareholders v02 0.00 1.00 2.00 3.00 4.00 5.00 Earnings per Share (EPS) 0 2 4 6 8 10 12 14 16 18 Return on Equity (ROE) 0 3 6 9 Revenue 5-yr. CAGR* = 17.5% 5-yr. CAGR* = 17.3% $ % $ in billions ’02 ’03 ’04 ’05 ’06 ’07 ’02 ’03 ’04 ’05 ’06 ’07 ’02 ’03 ’04 ’05 ’06 ’07 Building a Strong Growth Company Information reflects operating-basis financial information; refer to the description and reconciliation provided in the attached appendix. *CAGR = Compound Annual Growth Rate Achieving 2007 Goals

5 Annual Shareholders v02 20.4% 19.6% 24.8% 33.8% State Street (ex IFIN) 19.7% 16.5% 16.7% 22.0% Northern Trust 13.1% 13.4% 17.9% 28.0% The Bank of New York Mellon** 17.7% 27.0% 32.1% 32.1% State Street ROE Expense Growth Revenue Growth EPS Growth* Company* Building a Strong Growth Company *EPS growth based on First Call and company reports; Revenue, Expenses and ROE based on company reports. Information on State Street reflects operating-basis financial information; refer to the reconciliation provided in the attached appendix. **Pro forma for Mellon as reported. COMPETITIVE ANALYSIS (2007 vs. 2006) Achieving 2007 Goals

POSITIONING FOR FUTURE GROWTH

7 Annual Shareholders v02 Building a Strong Growth Company New Revenue Streams Successful Integration Geographic Reach Core Business Strength Customer Growth GROWTH Positioning for Future Growth

8 Annual Shareholders v02 Building a Strong Growth Company New Revenue Streams Successful Integration Geographic Reach Core Business Strength Customer Growth GROWTH Positioning for Future Growth

9 Annual Shareholders v02 Management Fees Processing and Other Trading Services Securities Finance NIR Servicing Fees 1,454 3,388 1,021 226 432 1,152 237 405 1,141 1,788 681 172 0 1,500 3,000 4,500 6,000 7,500 9,000 2002 2007 21% 3% 8% 14% 14% 40% 61% $8,387 $3,710 Revenue in millions $ 67% Building a Strong Growth Company FY 2002 and FY 2007 revenues are presented on an operating basis, and also exclude net gains (losses) related to investment securities; for additional detail, refer to the reconciliation provided in the attached appendix. Positioning for Future Growth Core Business Strength 28% 4% 6% 12% 11% 39% 22% 25%

10 Annual Shareholders v02 Building a Strong Growth Company 0 40 80 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0 10 20 TOTAL NON-US INTEREST-BEARING TRANSACTION AND US NON-INTEREST-BEARING ACCOUNT BALANCES AND TOTAL ASSETS UNDER CUSTODY Total non-US interest-bearing transaction & US non-interest-bearing account balances ($B) Total assets under custody ($T) 2003 2005 2004 2006 2007 Non-US interest-bearing transaction accounts and US non-interest-bearing account balances Total assets under custody Positioning for Future Growth Core Business Strength

11 Annual Shareholders v02 Building a Strong Growth Company Core Business Strength New Revenue Streams Successful Integration Geographic Reach Customer Growth GROWTH Positioning for Future Growth Geographic Reach

12 Annual Shareholders v02 Building a Strong Growth Company Positioning for Future Growth Geographic Reach 35% 9,506 24% 4,546 Non-US Employees/Employees 41% $3.4B 24% $1.1B Non-US Revenue 26% 11% 4% $2.2B $0.9B $0.3B 9% 7% 8% $0.4B $0.3B $0.4B – Europe – Asia Pacific – Other North America % Non-US % Non-US 12/31/07 12/31/02 Twelve months ended

13 Annual Shareholders v02 Building a Strong Growth Company Positioning for Future Growth Geographic Reach STATE STREET REVENUE GROWTH 2003–2007 CAGR: 29% Asia-Pacific Region COLLECTIVE, PENSION AND GOVERNMENT MARKET GROWTH 2003–2007 CAGR: 16% $8.2T 2003 $328M 2003 $14.8T 2007 $906M 2007 Sources: Allianz Global Investors, Asian Investor Magazine, Bank Negara Malaysia, Bank of Korea, Central Bank of the Republic of China (Taiwan), Central Provident Fund Board, Cerulli Associates, CIA World Fact Book, Employees Provident Fund (EPF) of Malaysia, Government Pension Fund (GPF) of Thailand, Hong Kong's Securities and Futures Commission, Hong Kong Monetary Authority, Investment and Financial Services Association (IFSA) of Australia, Investment Company Institute, Monetary Authority of Singapore, State Administration of Foreign Exchange, Watson Wyatt's Global Pension Assets Study 2007, and State Street estimates

14 Annual Shareholders v02 Building a Strong Growth Company Europe Positioning for Future Growth Geographic Reach STATE STREET REVENUE GROWTH 2003–2007 4-YEAR CAGR: 28% COLLECTIVE, PENSION AND INSURANCE MARKET GROWTH 2003–2007 4-YEAR CAGR: 10% Sources: Cerulli, Allianz, DWS, CEA, and State Street estimates. Luxembourg assets exclude German, Swedish and Swiss offshore assets which are reflected in the total for the respective country. $14.5T 2003 $827M 2003 $21.5T 2007 $2.213B 2007

15 Annual Shareholders v02 Building a Strong Growth Company Positioning for Future Growth Successful Integration Core Business Strength Successful Integration Geographic Reach New Revenue Streams Customer Growth GROWTH

16 Annual Shareholders v02 Building a Strong Growth Company EPS impact and achievement excludes merger and integration costs in 2003 and 2007. Leadership in hedge fund servicing Strategy Slightly accretive Slightly dilutive 99% IFS 2002 EPS Achieved in Year One EPS Impact Targeted in Year One Revenue Retention Acquired Date Establish significant global footprint $0.01 $(0.01)–$(0.03) 88% Deutsche GSS 2003 Add real-time FX trading capability Slightly accretive Neutral 20% above deal model Currenex 2007 Extend US market-share lead $(0.06) $(0.14) 90% target IFIN 2007 Expand capability to service private equity Neutral Neutral 100% Palmeri 2007 Positioning for Future Growth Successful Integration

17 Annual Shareholders v02 Building a Strong Growth Company Positioning for Future Growth Customer Growth Core Business Strength Successful Integration Geographic Reach Customer Growth New Revenue Streams GROWTH

18 Annual Shareholders v02 Building a Strong Growth Company > Added 60 new customers > Combined with IFIN, State Street services 85 private-equity customers with $87 billion in assets, as of 12/31/07 Palmeri > Added 50 new customers > Expanded relationships with 15 of State Street’s top 100 customers > In Q4 2007, $964 million in annualized revenue exceeded model > Dilution of $(0.06) per share in 2007 IFIN > Added 294 new customers > Contributed $65 million in revenue in 2007 (10 months) Currenex > Added 37 to the top 100 State Street customers > In 2003, revenue (11 months) was $573 million and added $2.1 trillion to AUC Deutsche GSS > Added 100 new customers > AUA has grown from $35 billion in 2002 to $386 billion at December 31, 2007, a CAGR of 62% IFS Growth Statistics Positioning for Future Growth Extending Market Leadership Customer Growth

19 Annual Shareholders v02 Building a Strong Growth Company Core Business Strength New Revenue Streams Successful Integration Geographic Reach Customer Growth Positioning for Future Growth New Revenue Streams GROWTH

20 Annual Shareholders v02 Building a Strong Growth Company Positioning for Future Growth New Revenue Streams Kuwait Investment Authority Provide investment management and servicing for highly complex pools of assets Sovereign Wealth Funds Added 29 new customers since Currenex acquisition Provide rapidly streaming prices and high-speed execution through Currenex FX Streaming Prices Pantheon Ventures Bay North Capital Leverage IFIN and Palmeri acquisitions to service fast-growing market Private Equity PIMCO Offer servicing through new technology platform and provide trading through SSGM OTC Derivatives Servicing Lucida plc Pearl Group Limited Paternoster Leverage insurance company relationships through Princeton Financial to service bulk insurance annuity providers and manage assets Pension Defeasance Select Customers Our Strategy

21 Annual Shareholders v02 [LOGO]

22 Annual Shareholders v02 Building a Strong Growth Company Reviewing Financials Agenda Investment Portfolio Conduit Update Capital Structure Outlook for Net Interest Revenue and Net Interest Margin

23 Annual Shareholders v02 [LOGO]

24 Annual Shareholders v02 Asset-backed securities Mortgage-backed securities Commercial mortgage-backed securities $25 billion $40 billion $10 billion Corporate bonds Municipals Treasuries Agency debentures Agency mortgages Small Business Administration loans Building a Strong Growth Company Investment Portfolio Government/Agency Structured Securities Unsecured Credit Portfolio amounts are expressed at Book Value. ASSETS: INVESTMENT PORTFOLIO (PERIOD END 3/31//08)

25 Annual Shareholders v02 Building a Strong Growth Company > 94%AAA / AA rated > Constructed to perform well through periods of economic weakness > Unrealized after-tax MTM = $(1.9)B at 3/31/08 > Assets selected using rigorous credit process > Diversified by asset class and geography > Minimal downgrades > Performing within expectations 100.0% 1.0% 1.2% 3.5% 7.6% 86.7% $75.4 $0.7 $0.9 $2.7 $5.7 $65.4 3/31/08 100.0% 1.1% 0.3% 3.3% 1.9% 93.4% $37.7 $0.5 $0.1 $1.2 $0.7 $35.2 2004 Total NR BBB A AA AAA $ in billions Investment Portfolio Portfolio amounts are expressed at Book Value. INVESTMENT PORTFOLIO DETAIL (PERIOD END AT 12/31/04 & 3/31/08)

26 Annual Shareholders v02 Building a Strong Growth Company $0 $201M $1,076M $152M — — — Q1 Asset Value 459 11 16 18 5 Downgrades 0 8 13 $(684)M 88.5% AAA 6.5% AA $75.7B Q4 7 1 2 2 Credit watch 0 0 0 0 Defaults 15 5 7 2 Downgrades ex Munis $(1,940)M $(513)M $(392)M $(190)M Unrealized after-tax MTM gain/(loss) 86.7% AAA 7.6% AA 89.3% AAA 5.6% AA 87.4% AAA 6.6% AA 87.8% AAA 6.3% AA Ratings $75.4B $77.9B $67.6B $68.2B Size of portfolio Q1 ‘08 Q3 Q4 Q2 Q1 ’07 Portfolio amounts are expressed at Book Value. INVESTMENT PORTFOLIO (END OF PERIOD) Investment Portfolio

27 Annual Shareholders v02 [LOGO]

28 Annual Shareholders v02 Building a Strong Growth Company Conduit Update > State Street sponsors four ABCP conduits – Conduit A (A1/P1) – US assets, approx. $10.8 billion USD – USD denominated ABCP – Conduit B (A1/P1) – US and European assets, approx. $11.6 billion USD – USD, GBP and EUR denominated ABCP – Conduit C (A1+) – Australian assets, approx. $2.1 billion USD – AUS denominated ABCP – Conduit D (A1+/P1) – Australian assets, approx. $3.8 billion USD – AUS and USD (through USD funding leg) denominated ABCP > Total # Asset Pools: 747 Germany 2% Portugal 3% Other 7% Italy 7% Spain 7% > Country of Asset Origin: Netherlands 2% Great Britain 10% United States 40% Australia 22%

29 Annual Shareholders v02 Building a Strong Growth Company Conduit Update **Source: Moody’s Investor Service; Data as of 12/31/07 *NR Assets in State Street-Sponsored Conduits reflect structured transactions. These transactions have been reviewed by rating agencies and have been structured to maintain a P1 or similar conduit rating. Moody’s peer group includes: Citibank, NA, JPMorgan C has e Bank, Societe Generale, ABN AMRO, Deutsche Bank AG, Bank of America NA, Fortis Banque SA, Barclays Bank, RabobankNederland, Lloyds TSB Bank, State Street Bank, Calyon, Bayerische Landesbank GZ, Dresdner Bank AG, Royal Bank of Canada, WestLB AG, Wachovia Bank, HSBC Bank, Royal Bank of Scotland, Deutsche Bank Trust Company, BNP Paribas, Bank of Tokyo-Mitsubishi UFJ, Commerzbank AG, Huds on Castle Group Inc ., Landesbank Baden-Wurttemberg, Credit Suisse, Bank of Montreal, Bank of Nova Scotia, ING Bank, Suntrust Bank > Multiseller Peer Group, identified by Moody’s, consists of 30 domestic and international banks AAA/Aaa 55% AA/Aa 16% A/A 11% BBB/Baa 7% NR* 11% AA/Aa 13% A/A 11% BBB/Baa 12% BB/Ba 5% B/B 7% Other 1% NR* 41% AAA/Aaa 10% State Street-Sponsored Conduits Multiseller Peer Group**

30 Annual Shareholders v02 Building A Strong Growth Company Conduit Update * All data as of quarter-end KEY METRICS* Insurer Related Credit Related Insurer Related Credit Related $28.3B $28.8B $29.2B $28.8B $26.2B Total Conduit Assets Outstanding $292M $2M $730M $128M $271M State Street Balance Sheet ABCP holdings $2,675M 112 26 0 0 0 $19M $1,084M Q1 Asset Value 4 years 16 days 26.4 $(1.495)B 1 28 0 Q1 ’08 11.6 18.9 5.1 3.5 CP funding spread to indices (bps) 4 years 4 years 4 years 4 years Weighted average maturity of assets 20 days 15 days 22 days 20 days Weighted average maturity of CP $(530)M $(215)M $19M $13M Unrealized after-tax MTM gain/(loss) 1 1 1 1 Credit watch 0 0 0 0 0 0 0 0 Downgrades Q4 ’07 Q3 ’07 Q2 ’07 Q1 ’07

31 Annual Shareholders v02

32 Annual Shareholders v02 Building a Strong Growth Company > Stated targets for State Street Corporation > 2008 targets – Maintain flexibility in challenging environment – Tier-1 Leverage — at or above top end of range (~6.00%) – TCE — at or around lower end of range (~4.25%) Capital Structure 4.25%–4.75% Tangible Common Equity 5.25%–5.75% Tier-1 Leverage CAPITAL RATIO TARGETS

33 Annual Shareholders v02 > We expect to rebuild TCE by 40-50 basis points/quarter (net of dividend) > We do not intend to repurchase stock over the near–term > We are monitoring our capital position closely Building a Strong Growth Company 2.92% 13.79% 12.41% 6.09% 3/31/08 Actual N/A TCE 10.00% Total capital ratio 6.00% Tier-1 capital ratio N/A Tier-1 leverage ratio Well-capitalized Capital Structure CAPITAL RATIOS FOR STATE STREET CORPORATION

34 Annual Shareholders v02

35 Annual Shareholders v02 Building a Strong Growth Company > Prepared for possibility of continuing market uncertainty > Comfortable with position of investment portfolio and conduits > Remain conservative and build capital > Our 2008 outlook: Outlook for Net Interest Revenue and Net Interest Margin > Expect net interest margin to be in range of 2.00% to 2.10% 1,350 S&P average for 2008 4.75% B of E rate at year end 3.50% ECB rate at year end 2.00% FF Rate at year end VIEW OF 2008

36 Annual Shareholders v02 Building a Strong Growth Company > Balance sheet size to be about the same as Q4 2007 average > Favorable mix of liabilities continues > Yield curve remains positively shaped > Credit spreads to narrow as markets stabilize > Moderation in growth of non-US transaction deposits > Potential compression in non-US deposit spreads with lower rates > Preserve liquidity positioning until market conditions improve > Maintain State Street AA rating Outlook for Net Interest Revenue and Net Interest Margin ASSUMPTIONS

37 Annual Shareholders v02 Building a Strong Growth Company > Risks – Deposit flow declines significantly – US interest rates increase by 50–100 BPS in a quarter – Non-US rates decline ahead of forecast > Opportunities – Transaction deposits grow faster than forecast – Non-US rates remain stable or increase – Increase in free funds RISKS AND OPPORTUNITIES Outlook for Net Interest Revenue and Net Interest Margin

38 Annual Shareholders v02 Building a Strong Growth Company > Balance Sheet – Size of balance sheet to be about the same as the 4Q 2007 average – Duration gap of 2 to 4 months appropriate – Liquidity managed downward when market conditions improve – Rate of growth of non-US deposits to moderate and spreads to compress > Conduit performance strong — not currently expected to be consolidated > Capital – Remain conservative in uncertain environment – Continue to monitor our capital position closely > Outlook for NIR and NIM – Expect 2008 to be between 2.00% and 2.10% *See pages 35-36 for associated assumptions, risks and opportunities 2008 FUTURE EXPECTATIONS* Summary

[LOGO]

40 Annual Shareholders v02 14%–17% 10%–15% 14%–17% 2008 Goals % Change 3/31/07 3/31/08 For the Three Months Ended +810 BPS OPERATING LEVERAGE +49.5% $0.93 $1.39 Operating earnings per share 17.4% 19.4% Operating return on equity +44.1% 1,213 1,748 Operating expenses +52.2% $1,708 $2,600 Operating revenue Building a Strong Growth Company Information reflects operating-basis financial information; refer to the description and reconciliation provided in the attached appendix $ in millions, except per share Continuing the Momentum PERFORMANCE Q1 2008

41 Annual Shareholders v02 > Established presence in Krakow, Poland and Beijing, China > In Q1 added $600B in assets to be serviced – 67% from US – 33% from non-US locations > In Q1 added $69B in new business at SSgA – 34% from US – 66% from non-US locations Building a Strong Growth Company Continuing the Momentum Expanding Globally in 2008

42 Annual Shareholders v02 Building a Strong Growth Company $ in millions, except per share $26 million $0.00 $190 million* 91% Progress as of 3/31/08 Progress as of 12/31/07 Target 2/05/07 $198 million $250–$270 million Merger and Integration Costs $(0.06) $0.00+ Operating EPS accretion/(dilution) $170 million* $345–$365 million Cost Savings 91% 90% Revenue Retention Continuing the Momentum > Annualized revenue at $928 million > Operating EPS in 2008 expected to be slightly accretive > Cost savings expected to be 80%–85% completed by 12/31/08 *Annualized and excludes variable expenses related to increased revenue. INVESTOR FINANCIAL UPDATE

43 Annual Shareholders v02 24.9% 31.1% 38.6% 49.5% State Street (ex IFIN) 33.6% 16.3% 18.7% 22.6% Northern Trust 12.3% 9.2% 16.0% 16.1% The Bank of New York Mellon** 19.4% 44.1% 52.2% 49.5% State Street ROE Expense Growth Revenue Growth EPS Growth* Company* Building a Strong Growth Company *EPS growth based on First Call and company reports; Revenue, Expenses and ROE based on company reports. Information on State Street reflects operating-basis financial information; refer to the reconciliation provided in the attached appendix. **Pro forma for Mellon as reported. Continuing the Momentum COMPETITIVE ANALYSIS (Q1 2008 VS. Q1 2007)

44 Annual Shareholders v02 Building a Strong Growth Company > Delivered corporate-record Q1 revenue and operating earnings per share > Core business continues to be strong – Investment servicing adding significant new customers – SSgA moving ahead > Current size of unrealized losses in investment portfolio primarily reflect illiquidity in the market, rather than credit issues – Quality assets in investment portfolio – Current belief that conduits do not have to be consolidated > Managing the Company for the long term Continuing the Momentum

[LOGO]

46 Annual Shareholders v02 Building A Strong Growth Company > APPENDIX A – Investment portfolio – Conduit Update > APPENDIX B – Reconciliation of GAAP to Operating Results

47 Annual Shareholders v02

48 Annual Shareholders v02 Building a Strong Growth Company Investment Portfolio (as of 3/31/08) UNREALIZED GAIN/(LOSS) BY ASSET TYPE 1,911 (364) 32.4 24.4 — — — 100% Mortgage-backed securities 9,166 (1,940) 100.0 75.4 2.2% 3.5% 7.6% 86.7% TOTAL PORTFOLIO 552 (134) 7.8 5.9 9% 1% 30% 60% Clipper tax-exempt bonds/other 5,203 35 3.4 2.6 10% 18% 15% 57% Municipal bonds 152 11 3.2 2.4 23% 58% 14% 5% Corporate bonds AAA BBB A AA — 1% — — 3% — 1% 12% — 4.3 27.2 8.6 Book Value ($B) 99% 84% 100% Ratings 143 (93) 5.7 Commercial mortgage-backed securities 710 (1,453) 36.1 Asset-backed securities 495 58 11.4 US Treasury securities # CUSIPS Unrealized After-tax MTM Gain/(Loss) ($M) Book Value (% Total) Investment

49 Annual Shareholders v02 Building a Strong Growth Company 28 (62) 2.9 0.8 7% — 6% 87% Other 36 (81) 5.2 1.4 — — 2% 98% CLOs 164 (449) 35.3 9.6 — 1% 9% 90% Student loans 82 (125) 13.6 3.7 4% 12% 4% 80% Credit cards AAA BBB A AA 1% 21% — — — 3% — — 2% 14% 12% — 30% 6% 13% 265 (574) 21.7 5.9 70% Sub-prime 27.2 0.3 4.6 0.9 Book Value ($B) 84% 79% 92% 73% Ratings 68 (131) 16.9 Foreign RMBS 17 (32) 1.1 HELOC 710 (1,453) 100.0 TOTAL ABS 50 1 3.3 Auto/equipment # CUSIPS Unrealized After-tax Gain/(Loss) ($M) Book Value (% Total) Investment Investment Portfolio (as of 3/31/08) UNREALIZED GAIN/(LOSS) IN ASSET-BACKED SECURITIES

50 Annual Shareholders v02 Building a Strong Growth Company $0 $9M $0 — — — — Q1 Asset Value 0 3 0 $(574)M 41.4% 70% AAA 30% AA $5.9B Q1 ’08 3 0 0 0 Credit watch 0 0 0 0 Defaults 0 0 0 0 Downgrades $(314)M $(149)M $2M $(1)M Unrealized MTM after-tax gain/(loss) 39.8% 37.6% 35.8% 33.5% Credit enhancement 71% AAA 29% AA 73% AAA 27% AA 75% AAA 25% AA 77% AAA 23% AA Ratings $6.2B $6.6B $7.2B $8.0B Size of portfolio Q4 ’07 Q3 ’07 Q2 ’07 Q1 ’07 ASSET- BACKED SECURITIES COLLATERALIZED BY SUB-PRIME FIRST-LIEN MORTGAGES (END OF PERIOD) Investment Portfolio

STATE STREET

Building a Strong Growth Company

Investment Portfolio (as of 3/31/08)

STRESS COVERAGE: ASSET-BACKED SECURITIES PORTFOLIO

Govt. student loans: $8.8B	HCL: 0% Avg. CE: +100% (98% govt. guarantee + 5.8% CE)	SFL: 12% (historic default rate before government guarantees with 0% recoveries) With 100% credit enhancement, no risk of loss
Private student loans: $0.8B	HCL: 0.13% (with insurance) Avg. CE: 17.6%	SFL: 7.1% (assumes no insurance; industry/rating agency assumption) Coverage 2.5x
Credit cards $3.7B	HCL: 4.8% (= wgtd. avg. charge-offs) Avg. CE: 20.0%	SFL: 7.5% (worst single month annualized-November 2005) Coverage: 2.7x
Auto/equipment: $0.9B	HCL: 1.4% Avg. CE: 16.4%	SFL: 2.8% (using worst vintage in 10 years-2000) Coverage: 5.8x
Foreign RMBS: $4.6B	HCL: 0.3% Avg. CE: 10.9%	SFL: 1.1% (worst historic loss experience- UK 1989) Coverage: 9.9x
CLOs: $1.4B	HCL: <1.0% Avg. CE: 27.0%	SFL: 4.5% (double the average default rate of 3.5% with half the long-term recovery rate) Coverage: 6.0x
Sub-prime: $5.9B	HCL: 1.5% Avg. CE: 41.4% (AAA=37.9%; AA= 49.7%)	SFL: 20.0% (roll rate analysis, previous worst is 4.0%-2000) Coverage: 2.0x
HELOC: $335M	HCL: 0% (with insurance) Avg. CE: 2.3% overcollateralization plus monoline insurance	SFL: if all monoline wrappers except FSA fail and default spreads stay elevated in perpetuity and we have 0% recoveries, after-tax loss = $(9.0)M

HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT's stressed future losses; Coverage = Avg. CE/SFL

51

52 Annual Shareholders v02 Building a Strong Growth Company Investment Portfolio (as of 3/31/08) UNREALIZED GAINS/(LOSSES) IN MORTGAGE-BACKED SECURITIES AAA AA .5% — — 28.7 4.3 9.0 15.4 Book Value ($B) 100% 99.5% 100% 100% Ratings 2,054 (457) 100.0 TOTAL MBS 143 (93) 15.0 CMBS 307 (425) 31.4 Non-Agency MBS 1,604 61 53.6 Agency MBS # CUSIPS Unrealized After-tax MTM Gain/(Loss) ($M) Book Value (% Total) Investment

53 Annual Shareholders v02 Building a Strong Growth Company SFL: 4.6% (2X S&P Alt-A curve) Coverage: 2.5X HCL: 0.10% Avg. CE: 11.6% Alt-A: $1.2B SFL: 4.4% (1999 Snyderman Study long-term avg.) Coverage: 5.4X SFL: 1.2% (20X the HCL) Coverage: 7.3X No losses expected HCL: 0.17% Avg. CE: 24.0% CMBS: $4.3B HCL: 0.06% Avg. CE: 8.8% Non-Agency MBS: $7.8B 100% AAA-backed primarily by Fannie Mae, Freddie Mac & Ginnie Mae Securities Agency MBS: $15.4B Investment Portfolio (as of 3/31/08) STRESS COVERAGE: MORTGAGE-BACKED SECURITIES PORTFOLIO HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL

54 Annual Shareholders v02

55 Annual Shareholders v02 Building a Strong Growth Company *Includes Trade Receivables, CLOs, Business/Commercial loans and other instruments. No individual asset class represents more than 2% of total portfolio, except Trade Receivables at 3% Conduit Update (as of 3/31/08) UNREALIZED GAIN/(LOSS) IN THE CONDUIT ASSETS 11% 27% 21% — Not Rated AAA BBB A AA 7% 3% 10% 6% 10% 2% 18% 10% 16% 1% 12% 23% 28,331 4,996 7,879 15,456 Book Value ($M) 56% 67% 39% 61% Ratings 763 (1,495) 100.0 TOTAL 105 (145) 17.6 Other* 185 (336) 27.8 Asset-backed securities 473 (1,014) 54.6 Mortgage-backed securities # CUSIPS Unrealized After-tax MTM (Loss) ($M) Book Value (% Total) Investment

56 Annual Shareholders v02 Building a Strong Growth Company Conduit Update (as of 3/31/08) UNREALIZED GAIN/(LOSS) IN THE ASSET-BACKED SECURITIES IN THE CONDUIT ASSETS 21% 1% 3% 52% Not Rated 2 0 2 0 Downgrades AAA BBB A AA 10% — 37% 4% 18% 3% 46% 15% 12% 22% 6% 6% 7,879 3,014 1,878 2,987 Book Value ($M) 39% 74% 8% 23% Ratings 185 (336) 100.0 ABS TOTAL 56 (152) 38.3 Student loans 69 (101) 23.8 Credit cards 60 (83) 37.9 Auto # CUSIPS Unrealized After-tax MTM (Loss) ($M) Book Value (% Total) Investment

57 Annual Shareholders v02 Building a Growth Company Conduit Update (as of 3/31/08) STRESS COVERAGE: ASSET-BACKED SECURITIES IN THE CONDUIT ASSETS HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL SFL: 12.0% (historic default rate with 0% recoveries) Coverage: 8.3x HCL: 0% Avg. CE: 99.6% Gov t. Student Loans: $2.5B SFL: 7.0% (assumes no insurance) Coverage: 9.4x HCL: .14% (with insurance) Avg. CE: 66.0% Private student loans: $0.5B SFL: 8.0% (high range expectation of ratings agencies) Coverage: 2.1x HCL: 6.0% (weighted avg. charge-offs) Avg. CE: 16.7% Non US Credit Cards: $0.4B SFL: 7.5% (worst single month annualized) Coverage: 2.1X SFL: 2.8% (using worst vintage in 10 years) Coverage: 2.9x HCL: 4.3% (weighted avg. charge-offs) Avg. CE: 15.9% US Credit Cards: $1.5B HCL: 1.0% Avg. CE: 8.2% Autos: $3.0B

58 Annual Shareholders v02 Building a Strong Growth Company Conduit Update (as of 3/31/08) UNREALIZED GAIN/(LOSS) IN THE MORTGAGE-BACKED SECURITIES IN THE CONDUIT ASSETS 22 0 22 0 0 Downgrades AAA BBB A AA 6% 33% 7% — — 10% 29% 12% 6% 2% 23% 17% — 9% 59% 15,456 2,091 3,979 4,684 4,702 Book Value ($M) 61% 21% 81% 85% 39% Ratings 81 (120) 13.5 UK RMBS 473 (1,014) 100.0 TOTAL 116 (562) 25.7 US RMBS 62 (232) 30.3 European RMBS 214 (100) 30.5 Australian RMBS # CUSIPS Unrealized After-tax MTM (Loss) ($M) Book Value (% Total) Investment

59 Annual Shareholders v02 Building a Growth Company Conduit Update (as of 3/31/08) STRESS COVERAGE: MORTGAGE-BACKED SECURITIES IN CONDUIT ASSETS SFL: 1.5% (2x stress CDR; 5 year WAL; 50% LGD) Coverage 5.1x SFL: 1.5% (2x stress CDR; 5 year WAL; 50% LGD) Coverage: 3.7x SFL: 1.4% (stress of 2x industry avg. cumulative losses) Coverage: 73x SFL: if all monolines fail except FSA and we have a 0% recovery, the estimated after-tax loss could be up to approximately $(120)M SFL: 15.0% (2x S & P default curve) Coverage: 2.3x HCL: 0% (with insurance) Avg. CE: 1.8% (overcollateralization) plus monoline insurance US RMBS (HELOC): $1.4B HCL: .03% Avg. CE: 5.6% UK RMBS: $2.1B HCL: .04% Avg. CE: 7.7% European RMBS: $4.7B HCL: .18% Avg. CE: 102% with benefit of Lender’s Mortgage Insurance AUS RMBS: $4.7B HCL: .05% Avg. CE: 34% US RMBS (non-HELOC): $2.6B HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL

60 Annual Shareholders v02

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street presents supplemental financial information on an “operating” basis in order to provide financial information that is comparable from period to period, and to present comparable financial trends with respect to its ongoing business operations.  Management believes that operating-basis financial information facilitates an investor’s understanding and analysis of State Street’s underlying performance and trends in addition to reported financial information, which is prepared in accordance with GAAP.

									CAGR
	Year Ended December 31, 2002				Year Ended December 31, 2007				2002
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2007
Total fee revenue	$2,850	$(161	)(2)	$2,689	$6,599			$6,599%
Net interest revenue	979	46	(1)(2)	1,025	1,730	$58	(1)	1,788
Provision for loan losses	4	—		4	—	—		—
Gains on sales of available-for-sale investment securities, net	76	—		76	7	—		7
Gain on sale of Corporate Trust Business	495	(495)		—	—	—		—
Total revenue	4,396	(610)		3,786	8,336	58		8,394	17.26

Total operating expenses	2,841	(100	)(2)	2,741	6,433	(665	)(3)	5,768
Income from continuing operations before income taxes	1,555	(510)		1,045	1,903	723		2,626
Income tax expense from continuing operations	540	(224)		316	642	257	(3)	899
Taxable-equivalent adjustment	—	61	(1)	61	—	58	(1)	58
Income from continuing operations	$1,015	$(347)		$668	$1,261	$408		$1,669

Diluted earnings per share from continuing operations	$3.10	$(1.06)		$2.04	$3.45	$1.12		$4.57	17.51

Return on equity from continuing operations	24.1%	(8.2)%		15.9%	13.4%	4.3%		17.7%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses and certain restructuring costs.
(3)

Represents merger and integration costs of $198 million, or $129 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467million, or $279 million after-tax, associated with certain active fixed-income strategies at State Street Global Advisors.

									% Change
	Year Ended December 31, 2001				Year Ended December 31, 2002				2001
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2002
Total fee revenue	$2,769	$(122	)(3)	$2,647	$2,850	$(161	)(2)	$2,689	1.59%
Net interest revenue	1,025	42	(1)(3)	1,067	979	46	(1)(2)	1,025	(3.94)
Provision for loan losses	10	—		10	4	—		4
Gains on sales of available-for-sale investment securities, net	43	—		43	76	—		76
Gain on sale of Private Asset Management Business	—	—		—	—	—		—
Gain on sale of Corporate Trust Business				—	495	(495)		—
Total revenue	3,827	(80)		3,747	4,396	(610)		3,786	1.04

Total operating expenses	2,897	(147	)(3)	2,750	2,841	(100	)(2)	2,741	(0.33)
Income from continuing operations before income taxes	930	67		997	1,555	(510)		1,045
Income tax expense from continuing operations	302	—		302	540	(224)		316
Taxable-equivalent adjustment	—	67	(1)	67	—	61	(1)	61
Income from continuing operations	$628	$—		$628	$1,015	$(347)		$668	6.37

Diluted earnings per share from continuing operations	$1.90	$(.01)		$1.89	$3.10	$(1.06)		$2.04	7.94

Return on equity from continuing operations	17.3%	—%		17.3%	24.1%	(8.2)%		15.9%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses and certain restructuring costs.
(3)

Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust business, and the loss on the write-down of State Street’s total investment in Bridge Information Systems, Inc.

									% Change
	Year Ended December 31, 2002				Year Ended December 31, 2003				2002
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2003
Total fee revenue	$2,850	$(161	)(2)	$2,689	$3,556	$(47	)(3)	$3,509	30.49%
Net interest revenue	979	46	(1)(2)	1,025	810	51	(1)	861	(16.00)
Provision for loan losses	4	—		4	—	—		—
Gains on sales of available-for-sale investment securities, net	76	—		76	23	—		23
Gain on sale of Private Asset Management Business	—	—		—	285	(285)		—
Gain on sale of Corporate Trust Business	495	(495)		—	60	(60)		—
Total revenue	4,396	(610)		3,786	4,734	(341)		4,393	16.03

Total operating expenses	2,841	(100	)(2)	2,741	3,622	(443	)(4)	3,179	15.98
Income from continuing operations before income taxes	1,555	(510)		1,045	1,112	102		1,214
Income tax expense from continuing operations	540	(224)		316	390	5		395
Taxable-equivalent adjustment	—	61	(1)	61	—	51	(1)	51
Income from continuing operations	$1,015	$(347)		$668	$722	$46		$768	14.97

Diluted earnings per share from continuing operations	$3.10	$(1.06)		$2.04	$2.15	$.14		$2.29	12.25

Return on equity from continuing operations	24.1%	(8.2)%		15.9%	13.9%	0.9%		14.8%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses and certain restructuring costs.
(3)	Represents $60 million of fee revenue from Private Asset Management business prior to divestiture net of loss of $13 million on the sale of certain real estate.
(4)

Represents merger and integration costs of $103 million related to the GSS acquisition, $37 million of expenses from Private Asset Management business prior to divestiture, $7 million of divestiture costs related to the sale of Private Asset Management business and $296 million of restructuring costs related to the voluntary separation program.

									% Change
	Year Ended December 31, 2003				Year Ended December 31, 2004				2003
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2004
Total fee revenue	$3,556	$(47	)(2)	$3,509	$4,048			$4,048	15.36%
Net interest revenue	810	51	(1)	861	859	$45	(1)	904	4.99
Provision for loan losses	—	—		—	(18)	—		(18)
Gains on sales of available-for-sale investment securities, net	23	—		23	26	—		26
Gain on sale of Private Asset Management Business	285	(285)		—	—	—		—
Gain on sale of Corporate Trust Business	60	(60)		—	—	—		—
Total revenue	4,734	(341)		4,393	4,951	45		4,996	13.73

Total operating expenses	3,622	(443	)(3)	3,179	3,759	(62	)(4)	3,697	16.29
Income from continuing operations before income taxes	1,112	102		1,214	1,192	107		1,299
Income tax expense from continuing operations	390	5		395	394	21		415
Taxable-equivalent adjustment	—	51	(1)	51	—	45	(1)	45
Income from continuing operations	$722	$46		$768	$798	$41		$839	9.24

Diluted earnings per share from continuing operations	$2.15	$.14		$2.29	$2.35	$.12		$2.47	7.86

Return on equity from continuing operations	13.9%	0.9%		14.8%	13.3%	0.7%		14.0%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Represents $60 million of fee revenue from Private Asset Management business prior to divestiture net of loss of $13 million on the sale of certain real estate.
(3)

Represents merger and integration costs of $103 million related to the GSS acquisition, $37 million of expenses from Private Asset Management business prior to divestiture, $7 million of divestiture costs related to the sale of Private Asset Management business and $296 million of restructuring costs related to the voluntary separation program.

(4)	Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

									% Change
	Year Ended December 31, 2004				Year Ended December 31, 2005				2004
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2005
Total fee revenue	$4,048			$4,048	$4,551			$4,551	12.43%
Net interest revenue	859	$45	(1)	904	907	$42	(1)	949	4.98
Provision for loan losses	(18)	—		(18)	—	—		—
Gains (Losses) on sales of available-for-sale investment securities, net	26	—		26	(1)	—		(1)
Gain on sale of Private Asset Management Business	—	—		—	16	—		16
Total revenue	4,951	45		4,996	5,473	42		5,515	10.39

Total operating expenses	3,759	(62	)(2)	3,697	4,041	—		4,041	9.30
Income from continuing operations before income taxes	1,192	107		1,299	1,432	42		1,474
Income tax expense from continuing operations	394	21		415	487	—		487
Taxable-equivalent adjustment	—	45	(1)	45	—	42	(1)	42
Income from continuing operations	$798	$41		$839	$945	$—		$945	12.63

Diluted earnings per share from continuing operations	$2.35	$.12		$2.47	$2.82	$—		$2.82	14.17

Return on equity from continuing operations	13.3%	0.7%		14.0%	15.3%	—		15.3%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

									% Change
	Year Ended December 31, 2005				Year Ended December 31, 2006				2005
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2006
Total fee revenue	$4,551			$4,551	$5,186			$5,186	13.95%
Net interest revenue	907	$42	(1)	949	1,110	$45	(1)	1,155	21.71
Gains (Losses) on sales of available-for-sale investment securities, net	(1)	—		(1)	15	—		15
Gain on sale of Private Asset Management Business	16	—		16	—	—		—
Total revenue	5,473	42		5,515	6,311	45		6,356	15.25

Total operating expenses	4,041	—		4,041	4,540	—		4,540	12.35
Income from continuing operations before income taxes	1,432	42		1,474	1,771	45		1,816
Income tax expense from continuing operations	487	—		487	675	(65	)(2)	610
Taxable-equivalent adjustment	—	42	(1)	42	—	45	(1)	45
Income from continuing operations	$945	$—		$945	$1,096	$65		$1,161	22.86

Diluted earnings per share from continuing operations	$2.82	$—		$2.82	$3.26	$.20		$3.46	22.70

Return on equity from continuing operations	15.3%	—		15.3%	16.2%	0.9%		17.1%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents $65 million of additional income tax expense primarily associated with federal tax legislation and leveraged leases.

									% Change
	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2007				2006
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2007
Total fee revenue	$5,186			$5,186	$6,599			$6,599	27.25%
Net interest revenue	1,110	$45	(1)	1,155	1,730	$58	(1)	1,788	54.81
Gains on sales of available-for-sale investment securities, net	15	—		15	7	—		7
Total revenue	6,311	45		6,356	8,336	58		8,394	32.06

Total operating expenses	4,540	—		4,540	6,433	(665	)(3)	5,768	27.05
Income from continuing operations before income taxes	1,771	45		1,816	1,903	723		2,626
Income tax expense from continuing operations	675	(65	)(2)	610	642	257	(3)	899
Taxable-equivalent adjustment	—	45	(1)	45	—	58	(1)	58
Income from continuing operations	$1,096	$65		$1,161	$1,261	$408		$1,669	43.76

Diluted earnings per share from continuing operations	$3.26	$.20		$3.46	$3.45	$1.12		$4.57	32.08

Return on equity from continuing operations	16.2%	0.9%		17.1%	13.4%	4.3%		17.7%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1) Taxable-equivalent adjustment not included in reported results.
(2) Represents $65 million of additional income tax expense primarily associated with tax legislation and leveraged leases.

(3) Represents merger and integration costs of $198 million, or $129 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467million or $279 million after-tax, associated with certain active fixed-income strategies at State Street Global Advisors.

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

Quarters Ended March 31, 2008 and March 31, 2007

									% Change
	Quarter Ended March 31, 2007				Quarter Ended March 31, 2008				2007
(Dollars in millions, except per share amounts)	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	vs 2008
Total fee revenue	1,370			1,370	1,961			1,961	43.14%
Net interest revenue	325	12	(1)	337	625	23	(1)	648	92.28
Gains (Losses) related to investment securities, net	1	—		1	(9)	—		(9)
Total revenue	1,696	12		1,708	2,577	23		2,600	52.22

Total operating expenses	1,213	—		1,213	1,774	(26	)(2)	1,748	44.11
Income before income taxes	483	12		495	803	49		852
Income taxes	169	—		169	273	9		282
Taxable-equivalent adjustment	—	12	(1)	12	—	23	(1)	23
Net income	$314	$—		314	$530	$17		$547	74.20

Diluted earnings per share	$.93	$—		$.93	$1.35	$.04		$1.39	49.46

Return on equity	17.4%	—%		17.4%	18.7%	0.7%		19.4%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents merger and integration costs of $26 million, or $17 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007.